UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

IMARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 Beacon Street, Suite 300, Office 341 Brookline, MA	02446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 206-2020

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in the Current Report on Form 8-K filed on October 13, 2022 by Imara Inc. (“Imara”), on October 13, 2022, Imara, Iguana Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Imara (“Merger Sub”), and Enliven Therapeutics, Inc., a Delaware corporation (“Enliven”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Enliven, with Enliven continuing as a wholly owned subsidiary of Imara and the surviving corporation of the merger (the “Merger”).

On November 28, 2022, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) applicable to the Merger, expired without extension or a request for additional information or documentary material. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Enliven, Imara, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Imara and Enliven, as well as assumptions made by, and information currently available to, management of Imara and Enliven. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements include, but are not limited to, expectations regarding the proposed Merger. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation the risks related to the proposed merger included in the registration statement on Form S-4 that was filed with the Securities and Exchange Commission (the “SEC”) and will be included in the definitive proxy statement/prospectus if and when it becomes available in connection with the proposed transaction, and the risk factors included in Imara’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Imara and Enliven can give no assurance that the conditions to the proposed transactions will be satisfied. Except as required by applicable law, Imara and Enliven undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

This communication relates to a proposed merger between Imara and Enliven. In connection with the proposed transaction between Imara and Enliven, Imara has filed a registration statement on Form S-4 that contains a proxy statement/prospectus of Imara. The definitive proxy statement/prospectus (when available) will be delivered to Imara’s stockholders. This communication is not a substitute for the registration statement on Form S-4, including the proxy statement/prospectus or any other document that Imara may file with the SEC. IMARA URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS ONCE IT IS AVAILABLE AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT IMARA, ENLIVEN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the proxy statement/prospectus and other documents filed by Imara with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement/prospectus and other documents filed by Imara with the SEC by contacting Imara Inc. at 1309 Beacon Street, Suite 300, Office 341, Brookline, MA 02446.

Participants in the Solicitation

Imara, Enliven and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Imara’s directors and executive officers is included in Imara’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the proxy statement for Imara’s 2022 annual meeting of stockholders, filed with the SEC on April 22, 2022 and in the proxy statement/prospectus included in the registration statement on Form S-4 filed with the SEC by Imara on November 10, 2022. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARA INC.

Date: December 5, 2022	By:	/s/ Rahul D. Ballal
	Name:	Rahul D. Ballal
	Title:	President and Chief Executive Officer